                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 6, 2007
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                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
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               (Exact name of registrant as specified in charter)

          New York                   0-3319                     13-1784308
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(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)            File Number)             Identification No.)

        11550 West King Street, Franklin Park, IL                     60131
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         (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (847) 288-7000
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          (Former name or former address, if changed since last report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On June 6, 2007, Del Global Technologies Corp., a New York corporation,
(the "Company"), announced its results for the fiscal 2007 third quarter.

      A copy of the press release is furnished as Exhibit 99.1 to this report.

      The  information  furnished  pursuant to this Current  Report on Form 8-K, including the exhibit  hereto,  shall not be considered  "filed" for purposes of
Section 18 of the  Securities  Exchange  Act of 1934,  as amended,  or otherwise subject to the  liabilities  of that section,  nor shall it be  incorporated  by reference  into future  filings by the Company under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended,  unless the Company expressly  sets  forth in such  future  filing  that such  information  is to be considered "filed" or incorporated by reference therein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   EXHIBITS

            Exhibit No.       Exhibits
            -----------       --------

            99.1              Press  Release  dated  June  6,  2007  (announcing
                              fiscal 2007 third quarter financial results).

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                               DEL GLOBAL TECHNOLOGIES CORP.
                                          --------------------------------------
                                                       (Registrant)

Date:  June 6, 2007                       By:  /s/ Mark A. Zorko
                                               ---------------------------------
                                               Mark A. Zorko
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press  Release  dated  June 6,  2007  (announcing  2007  third quarter financial results).